Exhibit 10.11

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT S&W SEED CO. TREATS AS PRIVATE OR CONFIDENTIAL

National Australia Bank Limited S&W Seed Company

Deed of Release of US Corporate Guarantee

Administration of S&W Seed Company Australia Pty Ltd (Subject to Deed of Company Arrangement) [***]

The Allens contact for this document is Matthew Whittle

101 Collins Street

Melbourne VIC 3000 Australia T +61 3 9614 1011

F +61 3 9614 4661

www.allens.com.au

© Allens Australia 2024

Deed of Release of US Corporate Guarantee

Contents

1	Definitions and Interpretation	1
	1.1 Definitions	1
	1.2 Interpretation	2
	1.3 Document or agreement	3
2	Release of Corporate Guarantor	3
	2.1 Release	3
	2.2 Condition Precedent to Release	3
3	Preservation of obligations and rights	3
	3.1 Secured Money remains owing	3
4	Other Security Interests	4
5	Variation	4
6	Further Assurances	4
7	Costs, Stamp Duties and GST	4
	7.1 Costs	4
	7.2 Stamp Duties	4
	7.3 GST	4
8	Governing Law and Jurisdiction	4
9	Execution and counterparts	5

This Deed is made on

Parties

1
National Australia Bank Limited [***]
2
S&W Seed Company, a company incorporated pursuant to the laws of the state of Nevada, United States of America with [***] (the Corporate Guarantor).

Recitals

A
Under the Finance Agreement, the Secured Party agreed to advance to the Borrower certain moneys to fund the operation of its business as a going concern.
B
Under the Finance Agreement, the Borrower agreed to procure that the Corporate Guarantor enter into the US Corporate Guarantee.
C
On 24 July 2024, the Administrators were appointed as joint and several voluntary administrators of the Australian Subsidiaries.
D
The Administrators have conducted a competitive sale process to sell the Australian Subsidiaries and/or certain of their assets.
E
The Secured Party has agreed to release the Corporate Guarantor from its obligations under the US Corporate Guarantee on the terms of this Deed in consideration of the Corporate Guarantor transferring certain assets, inventory and receivables and rendering certain operational assistance to the Australian Subsidiaries pursuant to the Deed of Settlement and Release and other documents.

It is agreed as follows.

Definitions and Interpretation
1.1
Definitions

Definitions in the Finance Agreement, and the following definitions, apply in this Deed unless the context requires otherwise.

Avior means Avior Asset Management No. 3 Pty Ltd [***].

Avior DOCA means the deed of company arrangement between the Borrower, the Administrators and Avior executed on 1 November 2024.

Administrators means [***] of Deloitte Financial Advisory in their capacity as joint and severally appointed voluntary administrators of the Australian Subsidiaries.

Borrower means S&W Seed Company Australia Pty Ltd (Subject to Deed of Company Arrangement) [***].

Claim has the meaning given to that term in the Deed of Settlement and Release.

Deed means this Deed of Release of US Corporate Guarantee between the Secured Party and the Corporate Guarantor.

Deed of Priority and Release means the deed entered into on or around the date of this Deed between the Borrower, the Secured Party and Avior in connection with the Avior DOCA.

Deed of Settlement and Release means the deed entered into on or around the date of this Deed between the Corporate Guarantor and the Australian Subsidiaries.

Effective Time has the meaning given to that term in the Deed of Settlement and Release.

Finance Agreement means the facility agreements between, among others, the Secured Party and the Borrower dated on or around 27 February 2013, 13 April 2015 and most recently as amended and restated pursuant to an Amendment and Restatement Deed dated 2 November 2023 between the Secured Party, the Borrower and Holdings, as amended from time to time.

Finance Documents has the meaning given to that term in the 'General Conditions' of the Finance Agreement.

Holdings means S&W Holdings Australia Pty Ltd [***] (In Liquidation) of [***] (together with the Borrower, the 'Australian Subsidiaries' and each an 'Australian Subsidiary').

Holdings Corporate Guarantee means the unlimited guarantee and indemnity granted by Holdings in favour of NAB under clause 27 of the Finance Agreement, pursuant to which Holdings has guaranteed the obligations of the Borrower under the Finance Documents.

Obligor has the meaning given to that term in the 'General Conditions' of the Finance Agreement.

Secured Money means all amounts payable by the Borrower to the Secured Party under the Finance Documents (including the Finance Agreement).

Security Document has the meaning given to that term in the 'General Conditions' of the Finance Agreement.

US Corporate Guarantee means a limited guarantee dated 21 April 2015 granted by the Corporate Guarantor in favour of the Secured Party under which the Corporate Guarantor has guaranteed certain obligations of the Borrower up to a limit of AUD$15 million.

1.2
Interpretation
(a)
Headings are for convenience only and do not affect interpretation.
(b)
The meaning of terms is not limited by specific examples introduced by including or for example, or similar expressions.
(c)
Nothing in this Deed is to be interpreted against a party on the ground that the party put it forward.
(d)
The following rules apply unless the context requires otherwise.
(i)
The singular includes the plural and the converse.
(ii)
A gender includes all genders.
(iii)
Where a word or phrase is defined, its other grammatical forms have a corresponding meaning.
(iv)
A reference to a person, corporation, trust, partnership, unincorporated body or other entity includes any of them.

(v)
A reference to a clause, annexure or schedule is a reference to a clause of, or annexure or schedule to, this Deed.
(vi)
A reference to a party to this Deed or another agreement or document includes the party's successors and permitted substitutes or assigns.

(vii)
A reference to legislation or to a provision of legislation includes a modification or re-enactment of it, a legislative provision substituted for it and a regulation, statutory instrument, code or other thing issued under it.
(viii)
A reference to writing includes a facsimile transmission and any means of reproducing words in a tangible and permanently visible form.
(ix)
A reference to conduct includes an omission, statement or undertaking, whether or not in writing.
(x)
Each paragraph of a list is to be construed independently. None limits any other.
1.3
Document or agreement

A reference to:

(a)
an agreement includes a Security, Guarantee, undertaking, deed, agreement or legally enforceable arrangement whether or not in writing; and
(b)
a document includes an agreement (as so defined) in writing or a certificate, notice, instrument or document.

A reference to a specific agreement or document includes it as amended, novated, supplemented or replaced from time to time, except to the extent prohibited by this Deed.

Release of Corporate Guarantor
2.1
Release

On and from the Effective Time, the Secured Party releases the Corporate Guarantor from all Claims which the Secured Party has, may have or claim to have or, but for this release, might have had against the Corporate Guarantor arising from or relating to the US Corporate Guarantee and the Finance Agreement.

2.2
Condition Precedent to Release

This Deed does not become binding on the Parties and shall have no force or effect unless and until the Effective Time occurs.

Preservation of obligations and rights
3.1
Secured Money remains owing

The parties acknowledge and agree that:

(a)
as at the date of this Deed, the Secured Money remains owing to the Secured Party by the Borrower and is due and payable by the Australian Subsidiaries as Obligors under the Finance Agreement; and
(b)
nothing in this Deed shall operate to:
(i)
extinguish the Holdings Corporate Guarantee; or
(ii)
release Holdings from its obligations under the Holdings Corporate Guarantee; or
(iii)
release the Australian Subsidiaries from their obligations under the Finance Documents, including the Deed of Priority and Release.

Other Security Interests

Nothing in this Deed merges in or otherwise in any way prejudicially affects:

(a)
the rights of the Secured Party in respect of property secured by its Security Documents other than the US Corporate Guarantee; or
(b)
the rights or remedies of any other person.

Variation

This Deed may only be amended or supplemented by deed in writing signed by all of the parties.

Further Assurances

Each party must do anything necessary (including executing agreements and documents) to give full effect to this Deed and the transactions contemplated by it.

Costs, Stamp Duties and GST
7.1
Costs

Each party must bear its own costs arising out of the negotiation, preparation and execution of this Deed.

7.2
Stamp Duties

The Corporate Guarantor shall pay or reimburse the Secured Party for all stamp, transaction, registration and other duties and taxes (including fines and penalties) on or in relation to the execution and completion of this Deed or any payment, receipt or other transaction contemplated by this Deed.

7.3
GST

If the release granted by the Secured Party under this Deed is a taxable supply for GST purposes, then:

(a)
the Corporate Guarantor must pay to the Secured Party an additional amount equal to the GST for which the Secured Party is required to account in respect of that taxable supply; and
(b)
the Secured Party will promptly provide to the Corporate Guarantor a tax invoice complying with the relevant GST legislation.

Where under this Deed the Corporate Guarantor is required to reimburse or indemnify for an amount, the Corporate Guarantor will pay the relevant amount (including any sum in respect of GST) less any GST input tax credit the Secured Party determines that it is entitled to claim in respect of that amount.

Governing Law and Jurisdiction

This Deed is governed by the laws of Victoria and of the Commonwealth of Australia applying there. To the extent permitted by law, so are all related matters, including any non-contractual matters. The Corporate Guarantor irrevocably accepts the non-exclusive jurisdiction of courts with jurisdiction there and waives any right to object to the venue on any ground.

Execution and counterparts

This Deed may be executed electronically and may be executed in counterparts. All counterparts together will be taken to constitute one instrument.

Where a person signs this Deed electronically, the electronic signature is an effective binding signature, and the electronic document containing it can be an effective electronic counterpart of this Deed. In addition, the person intends that any print-out of the signature will also constitute an effective original signature, so that the print-out will also be an executed original counterpart of this Deed.

[***]

Each person executing this Deed on behalf of a party states that they have no notice of revocation or suspension of their authority.

Executed and delivered as a Deed

Secured Party

Signed sealed and delivered for and on behalf of National Australia Bank Limited by its attorney under power of attorney in the presence of:

/s/ Syed Mustafain Hussain /s/ Ben Vanderkop

Witness Signature Signature of attorney

Syed Mustafain Hussain Ben Vanderkop

Print Name Print Name

Corporate Guarantor

Signed sealed and delivered by S&W Seed Company acting in accordance with the laws of its place of incorporation acting by the following persons:

/s/ Mark Herrmann /s/ Vanessa Baughman

Signature of Authorised Signatory Signature of Witness

Mark Herrmann Vanessa Baughman

Full Name of above Authorised Signatory Name of Witness